UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 24, 2008 (October 24, 2008)

Thorium Power, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-28535	91-1975651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102

(Address of principal executive offices)

(571) 730-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 24, 2008, Thorium Power, Ltd. (the “Company”) is hosting a shareholder presentation at the offices of Pillsbury Winthrop Shaw Pittman LLP in New York, New York to update shareholders on the current operations of the Company. A copy of the Company’s presentation is furnished herewith as Exhibit 99.1. Additionally, Dr. Hans Blix will be making a brief statement during the presentation. A copy of Dr. Blix’ statement is furnished herewith as Exhibit 99.2.

The information contained in this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibit to this form 8-K shall not be deemed an admission as to the materiality of any information in this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

Exhibit No.	Description

99.1	Slide Presentation of Thorium Power, Ltd.
99.2	Statement by Dr. Hans Blix

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORIUM POWER, LTD.

By:	/s/ Seth Grae
Seth Grae President and Chief Executive Officer

Dated: October 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of Thorium Power, Ltd.
99.2	Statement by Dr. Hans Blix